UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Introductory Note
ITEM 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits

Group Annuity Contract between State Street Bank and Trust Company, as Directed Trustee of the General Motors Salaried Employees Pension Trust, a New York trust and The Prudential Insurance Company of America

INTRODUCTORY NOTE

On November 1, 2012 (Closing Date) the General Motors Retirement Program for Salaried Employees (SRP), a pension plan sponsored by General Motors LLC (GM LLC), an indirect wholly-owned subsidiary of General Motors Company (GM), purchased a Group Annuity Contract (Contract) from The Prudential Insurance Company of America (Prudential Insurance). Under the Contract, Prudential Insurance agreed to unconditionally and irrevocably guarantee the full payment of all annuity payments to certain of GM LLC's salaried retirees, and assume all investment risk associated with the assets that were delivered as the group annuity contract premium. The Contract is held by an SRP pension trust and State Street Bank and Trust Company, as Directed Trustee, executed the Contract on behalf of the SRP and the pension trust. The Contract was reported in GM's Current Report on Form 8-K filed on November 7, 2012. This Current Report on Form 8-K/A files the Contract as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 10.1*
Group Annuity Contract between State Street Bank and Trust Company, as Directed Trustee of the General Motors Salaried Employees Pension Trust, a New York trust and The Prudential Insurance Company of America
Attached as Exhibit

* Certain confidential portions have been omitted pursuant to a request for confidential treatment, which has been separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ Nick S. Cyprus
Date: February 15, 2013	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer